UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)           July 25, 2006
SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code           (404) 588-7711
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 24, 2006, SunTrust Banks, Inc. (the “Registrant”) entered into a purchase agreement to sell its bond trustee business unit to U.S. Bank, N.A. and issued a press release describing the transaction. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits.
(d) Exhibits
99.1      Press Release dated July 25, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC. (Registrant)

Date: July 25, 2006	By:	/s/ David A. Wisniewski

David A. Wisniewski, Group Vice President